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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 1998

             COMMUNITY FINANCIAL HOLDING CORPORATION
     (Exact name of registrant as specified in its charter)

         New Jersey                0-24316           52-1712224
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

222 Haddon Avenue, Westmont, New Jersey                 08108
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (609) 869-7900

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On March 3, 1998, Community Financial Holding Corporation ("CFHC") and HUBCO, Inc. ("HUBCO") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The terms of the transaction described in the press release are qualified in their entirety by reference to the Agreement and Plan of Merger attached hereto as Exhibit 99.2 and incorporated by reference herein (the "Agreement").

     On March 3, 1998, CFHC and HUBCO entered into the Agreement, pursuant to which CFHC will be merged into HUBCO with HUBCO as the surviving corporation. In the merger, each share of CFHC common stock will be exchanged for 0.695 shares of HUBCO common stock. Outstanding options to purchase CFHC common stock issued under the CFHC 1994 Employee and Director Stock Option Plan will be exchanged in the merger for HUBCO common stock in accordance with the terms of such plan. The merger is expected to be consummated during the third quarter of 1998, subject to the satisfaction of certain conditions, including among others, approval of the merger by CFHC's shareholders and receipt of required regulatory approvals. The transaction will be accounted for as a pooling of interests.

     Concurrently with execution of the Agreement, CFHC entered into a Stock Option Agreement with HUBCO pursuant to which CFHC granted HUBCO an option to purchase up to 252,790 shares of CFHC common stock at a price of $24.40 per share, exercisable upon the occurrence of certain events. A copy of the Stock Option Agreement is attached hereto as Exhibit 99.3.


Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Joint press release of Community Financial Holding
               Corporation and HUBCO, Inc. dated March 3, 1998.

          99.2 Agreement and Plan of Merger, dated as of March 2,
               1998, by and between Community Financial Holding
               Corporation, Community National Bank of New
               Jersey, HUBCO, Inc., and Hudson United Bank.

          99.3 Stock Option Agreement, dated as of March 2, 1998,
               by and between Community Financial Holding
               Corporation and HUBCO, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMMUNITY FINANCIAL HOLDING
                              CORPORATION

Dated:  March 13, 1998

                              By/s/ Robert T. Pluese
                                   Robert T. Pluese, Chairman
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                          EXHIBIT INDEX

Exhibit Number

          99.1 Joint press release of Community Financial Holding
               Corporation and HUBCO, Inc. dated March 3, 1998.

          99.2 Agreement and Plan of Merger, dated as of March 2,
               1998, by and between Community Financial Holding
               Corporation, Community National Bank of New
               Jersey, HUBCO, Inc. and Hudson United Bank.

          99.3 Stock Option Agreement, dated as of March 2, 1998, by and between Community Financial Holding
               Corporation and HUBCO, Inc.